Promus Hotel Corporation
May 31, 1995
Page 66

                                                               EXHIBIT 23.2



                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated March 2, 1995 included in the Promus Hotel Corporation Form 10, as amended, for the year ended December 31, 1994 and to all references to our Firm included in this registration statement.



                                             ARTHUR ANDERSEN LLP



Memphis, Tennessee
May 30, 1995



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